Exhibit 10.2
FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
     This First Amendment to Agreement of Purchase and Sale Agreement (this “Amendment”) is dated effective the 12th day of May, 2011, by and among KPA RIMV, LLC, a Delaware limited liability company (“KPA Mission Valley”), KPA RIGG, LLC, a Delaware limited liability Company (“KPA Garden Grove”), KPA TYSONS CORNER RI, LLC, a Delaware limited liability company (“KPA Tysons Corner”), KPA SAN ANTONIO, LLC, a Delaware limited liability company (“KPA San Antonio”), KPA WASHINGTON DC LLC, a Delaware limited liability company (“KPA Washington DC”) and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (“Innkeepers USA”), and CHATHAM LODGING, L.P., a Delaware limited partnership (the “Purchaser”).
     WHEREAS, KPA Mission Valley, KPA Garden Grove, KPA Tysons Corner, KPA San Antonio, KPA Washington DC and Purchaser entered into a certain Agreement of Purchase and Sale dated on May 3, 2011 (the “Purchase Agreement”), concerning the purchase and sale of the real property and hotel facilities located at (i) 1865 Hotel Circle South, San Diego, California, (ii) 432 West Market Street, San Antonio, Texas, (iii) 8400 Old Courthouse Road, Vienna, Virginia, (iv) 11931 Harbor Boulevard, Garden Grove, California, and (v) 801 New Hampshire Avenue, NW, Washington, DC (the “DC Hotel”), all as more specifically described in the Purchase Agreement;
     WHEREAS, Innkeepers USA is the fee owner of the real property located at the DC Hotel and more particularly described in the Purchase Agreement, pursuant to that certain Special Warranty Deed dated as of December 17, 2004 and recorded on December 29, 2004 as Document Number 2004176320 with the Washington DC Recorder of Deeds;
     WHEREAS, KPA Washington DC is the ground lessee under that certain Ground Lease made as of September 21, 2006 by and between Innkeepers USA, as ground lessor, and KPA Washington DC (as successor by name change to KPA Washington DC DT LLC) (the “DC Ground Lessee”), as ground lessee, as evidenced by that certain Memorandum of Ground Lease dated as of September 21, 2006 and recorded on September 26, 2006 as Document Number 2006130673 with the Washington DC Recorder of Deeds (the “DC Ground Lease”);
     WHEREAS, the Purchase Agreement erroneously did not include Innkeepers USA as a Seller with respect to the real property located at the DC Hotel;
     WHEREAS, Servicer, in connection with the assumption of the Assumed Loans, is requiring that certain direct or indirect subsidiaries of Purchaser that are organized as special purpose vehicles take title to the Real Property at Closing; and
     WHEREAS, the Parties desire to amend the Purchase Agreement, to provide, among other things, that (i) Innkeepers USA be included as a Seller with respect to the real property located at the DC Hotel and (ii) Seller, at Closing, will transfer and convey title to the Real Property (in accordance with the Purchase Agreement) to the special purpose vehicles so designated by Purchaser.

          Now therefore, in consideration of the foregoing premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree that the Purchase Agreement shall be amended as follows:
1. Definitions. All initial capitalized terms used, but not defined, in this Amendment shall have the meanings set forth in the Purchase Agreement.
2. Amendment.
a.	The definitions of “Seller” and “Sellers” are hereby amended and restated in its entirety to mean:
“KPA RIMV, LLC, a Delaware limited liability company (“KPA Mission Valley”), KPA RIGG, LLC, a Delaware limited liability Company (“KPA Garden Grove”), KPA TYSONS CORNER RI, LLC, a Delaware limited liability company (“KPA Tysons Corner”), KPA SAN ANTONIO, LLC, a Delaware limited liability company (“KPA San Antonio,”), and INNKEEPERS USA LIMITED PARTNERSHIP, a Delaware limited liability company (“Innkeepers USA” and each of KPA Mission Valley, KPA Garden Grove, KPA Tysons Corner, KPA San Antonio and Innkeepers USA, a “Seller,” and collectively, the “Sellers”).
b.	The third recital in the preamble to the Purchase Agreement is hereby amended to replace the reference “to which this Agreement is attached as Exhibit H” to “to which this Agreement is attached as an exhibit” and all other references to Exhibit H and the Exhibit H in the Purchase Agreement are hereby deleted.

c.	The definition of “Assignment and Assumption Agreement” is hereby amended and restated in its entirety to mean:
“the assignment and assumption agreement pursuant to which the Sellers, the DC Ground Lessee and each Operating Tenant (notwithstanding its joinder to this Agreement), as applicable, shall assign and the Purchaser (or its Permitted Designee) shall assume from the Sellers, the DC Ground Lessee and each Operating Tenant, as applicable, the Assumed Contracts and the Assumed Leases, in such form and substance as Purchaser, the Operating Tenants, and Sellers shall mutually agree.”
d.	The definition of “Assumed Contracts” is hereby amended and restated in its entirety to mean:
“collectively, the Contracts set forth in Exhibit E attached hereto, which Contracts shall be assumed by the Sellers, DC Ground Lessee or Operating Tenants (as applicable) and assigned to the Purchaser (or its Permitted Designee) pursuant to Section 365 of the Bankruptcy Code, the Confirmation Order or other order of the Bankruptcy Court and the Assignment and Assumption Agreement.”
e.	The definition of “Assumed Leases” is hereby amended and restated in its entirety to mean:

“collectively, the Leases set forth in Exhibit E attached hereto, which Leases shall be assumed by the Sellers, DC Ground Lessee or Operating Tenants (as applicable) and assigned to the Purchaser (or its Permitted Designee) pursuant to Section 365 of the Bankruptcy Code, the Confirmation Order, or other order of the Bankruptcy Court and the Assignment and Assumption Agreement.”
f.	The definition of “Contracts” is hereby amended and restated in its entirety to mean:
“any contracts, agreements, licenses and leases (other than the Leases) entered into by each Seller, the DC Ground Lessee, and each Operating Tenant, as applicable (whether oral or written), affecting or related to the Property by which any Seller, the DC Ground Lessee or the Operating Tenant, as applicable, is bound.”
g.	Subsection “(ii)” of the definition of “Operating Tenant” is hereby amended and restated in its entirety to mean:
“(ii) with respect to Innkeepers USA Limited Partnership, Grand Prix General Lessee LLC, a Delaware limited liability company,”
h.	Section 2.1 of the Purchase Agreement is hereby amended to replace the reference to “Sellers and each Operating Tenant” with “Sellers, the DC Ground Lessee and each Operating Tenant” and to replace all references to “Purchaser” with “Purchaser (or its Permitted Designee).”

i.	The first sentence of Section 2.3 of the Purchase Agreement is hereby amended to replace all references to “Purchaser shall” with “Purchaser shall, or shall cause its Permitted Designee to,”.

j.	The first sentence of Section 2.4 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall,” with “Purchaser shall, or shall cause its Permitted Designee to,”.

k.	The second sentence of Section 2.4 is hereby amended to replace the reference to “Purchaser’s” with “Purchaser’s (or its Permitted Designee’s).”

l.	Section 2.4(a) is hereby amended to replace the reference to “Assumed Loans to the Purchaser” with “Assumed Loans to the Purchaser (or its Permitted Designee).”

m.	Section 2.4(b) is hereby amended to replace the reference to “Purchaser and Seller shall” with “Purchaser and Seller shall, and Purchaser shall cause its Permitted Designee to,”.

n.	Section 2.4(c) is hereby amended to replace the reference to “Purchaser shall pay” with “Purchaser shall, or Purchaser shall cause its Permitted Designee to, pay”.

o.	Section 3.2(b) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

p.	Section 3.2(c) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

q.	Section 3.2(d) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

r.	Section 3.2(e)(i) of the Purchase Agreement is hereby amended to replace the reference to “Sellers and each of the Operating Tenants” with “Sellers, the DC Ground Lessee and each Operating Tenant (as applicable)” and to replace all references to “Purchaser” with “Purchaser (or its Permitted Designee).”

s.	Section 3.2(e)(ii) of the Purchase Agreement is hereby amended to replace the reference to “Sellers and each Operating Tenant” with “Sellers, the DC Ground Lessee and each Operating Tenant (as applicable)” and to replace all references to “Purchaser” with “Purchaser (or its Permitted Designee).”

t.	Section 3.2(f) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

u.	Section 3.2(h) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

v.	Section 3.2(k) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

w.	Section 3.2(l) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

x.	Section 3.2(m) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

y.	Section 4.1 of the Purchase Agreement is hereby amended to replace the reference to “Each Seller is a limited liability company” with “Each Seller is a limited liability company or limited partnership, as the case may be.”

z.	Section 4.6 of the Purchase Agreement is hereby amended to replace the reference to “shall cause the applicable Operating Tenant to” with “shall cause the DC Ground Lessee or the applicable Operating Tenant to” and to replace the reference in subsection (c) to “Seller or the applicable Operating Tenant” with “Seller, the DC Ground Lessee or the applicable Operating Tenant.”

aa.	Section 4.9 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

bb.	Section 4.10 of the Purchase Agreement is hereby amended to replace each of the two (2) references to “cause the applicable Operating Tenant to” with “cause the DC Ground Lessee or the applicable Operating Tenant to.”

cc.	Section 4.11 of the Purchase Agreement is hereby amended to replace the two (2) references to “and the Operating Tenant” with “and the DC Ground Lessee and the Operating Tenant” and to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

dd.	Section 4.12 of the Purchase Agreement is hereby amended to replace the reference to “cause the applicable Operating Tenant to” with “cause the DC Ground Lessee and the applicable Operating Tenant.”

ee.	Section 4.14 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

ff.	Subsection (i) in the last paragraph in Article 4 of the Purchase Agreement is hereby amended and restated in its entirety and replaced with “(i) whereupon Seller shall promptly, but no later than three (3) Business Days from the date of such termination, pay to Purchaser the sum of (A) the Deposit and (B) the Deposit Interest, and neither Party shall have any further rights or obligations pursuant to this Agreement, other than as set forth herein with respect to rights or obligations that survive termination.

gg.	Section 6.1(c) of the Purchase Agreement is hereby amended to replace the reference to “cause the applicable Operating Tenant to” with “cause the DC Ground Lessee and the applicable Operating Tenant.”

hh.	Section 6.1(d) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

ii.	Section 6.1(e) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser’s assumption” with “Purchaser (or its Permitted Designee’s) assumption.”

jj.	Section 6.1(h) of the Purchase Agreement is hereby amended to replace the reference to “Sellers or the Operating Tenant” with “Sellers, the DC Ground Lessee, or the Operating Tenant” and to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

kk.	Section 6.2(a) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall have delivered” with “Purchaser shall have delivered, or shall have caused its Permitted Designee to have delivered,”.

ll.	Section 7.2 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

mm.	Section 7.3 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall pay or deliver” with “Purchaser shall pay or deliver, or shall cause its Permitted Designee to pay or deliver,”.

nn.	The first sentence of Section 7.4 of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall pay” with “Purchaser shall pay, or shall cause its Permitted Designee to pay,”.

oo.	The second sentence of Section 7.4 of the Purchase Agreement is hereby amended to replace the reference to “Seller and Purchaser shall be responsible for the payment” to “Seller and Purchaser shall be responsible, and Purchaser shall cause its Permitted Designee to be responsible (to the extent of any designation), for the payment.”

pp.	The first and second sentences of Section 7.5(a) of the Purchase Agreement are hereby amended to replace the reference to “Purchaser” with “Purchaser (or its Permitted Designee).”

qq.	Section 7.5(a)(i) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall” with “Purchaser shall, or shall cause its Permitted Designee to,”.

rr.	Section 7.5(a)(iii) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser, Purchaser’s property manager” with “Purchaser (or its Permitted Designee), Purchaser’s property manager.”

ss.	Section 7.5(a)(vi) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall” with “Purchaser shall, or shall cause its Permitted Designee to,”.

tt.	Section 7.5(a)(viii) of the Purchase Agreement is hereby amended to replace the reference to “Purchaser shall” with “Purchaser shall, or shall cause its Permitted Designee to,”.

uu.	Section 7.5(b) of the Purchase Agreement is hereby amended to replace the reference to “to Purchaser, and Purchaser shall” with “to Purchaser (or its Permitted Designee), and Purchaser shall, or shall cause its Permitted Designee to,”.

vv.	Section 7.5(d) of the Purchase Agreement is hereby amended and restated in its entirety:
“(d) Neither the Purchaser nor any of its Permitted Designees (to the extent of any designation) shall be obligated to collect any accounts receivable or revenues accrued prior to the Closing Date on behalf of each Seller, but if the Purchaser (or its Permitted Designee) collects same, the Purchaser will, or will cause its Permitted Designee to, promptly remit to each Seller such amounts in the form received.”

ww.	Section 7.5(e) of the Purchase Agreement is hereby amended to replace all references to “Purchaser” with “Purchaser (or its Permitted Designee).”

xx.	Exhibit A to the Purchase Agreement is hereby amended to replace the reference to “KPA WASHINGTON DC LLC” with “Innkeepers USA Limited Partnership.”

yy.	Exhibit E to the Purchase Agreement is hereby amended and restated in its entirety with the Exhibit E attached hereto.

zz.	Permitted Designee. Purchaser shall have the right, in its sole and absolute discretion, on or before the Closing Date, to designate one or more designees (chosen in Purchaser’s sole and absolute discretion) that as of the Closing Date, will, in accordance with this Amendment, the Purchase Agreement and the Assignment and Consent Agreement, become the title holder to all or any part of the Property (as determined by Purchaser in its sole and absolute discretion) (each such designee, a “Permitted Designee”). Purchaser shall cause its Permitted Designee to comply with all terms and conditions of the Purchase Agreement (as amended by this Amendment) applicable to such Permitted Designee.
3. No Other Amendments. Except as otherwise expressly amended by this Amendment, (i) this Amendment shall not otherwise operate to waive, modify, release, consent to or in any manner affect any rights or obligations of Seller and Purchaser under the Purchase Agreement, and (ii) the Purchase Agreement (as amended by this Amendment) shall remain in full force and effect.
4. Conflict. Any conflict between the terms of the Purchase Agreement and the terms of this Amendment shall be resolved in favor of the terms of this Amendment.
5. Incorporation of Recitals and Schedules. The recitals to this Amendment are incorporated herein by such reference and made a part of this Amendment.
6. Execution of Amendment. A Party may deliver executed signature pages to this Amendment by facsimile or other electronic transmission to any other Party, which facsimile or electronic copy shall be deemed to be an original executed signature page. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.
7. Full Force and Effect. The Agreement shall remain in full force and effect as amended herein.
[Remainder of page intentionally left blank;
Signatures on following pages.]

     In witness hereof, each party has caused this Amendment to be executed and delivered in its name by a duly authorized officer or representative as of the day and year above first written.

SELLERS:

KPA RIMV, LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

KPA TYSONS CORNER RI, LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

KPA SAN ANTONIO, LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

KPA RIGG, LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

INNKEEPERS USA LIMITED
PARTNERSHIP, a Virginia limited partnership

By: Name:	Mark A. Murphy Mark A. Murphy
Title:	VP

DC GROUND LESSEE:

KPA WASHINGTON DC DT LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

PURCHASER:

CHATHAM LODGING, L.P., a Delaware limited partnership

By: Name:	/s/ Dennis Craven Dennis Craven
Title:	Vice President

OPERATING TENANTS:

GRAND PRIX RIMV LESSEE LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

GRAND PRIX GENERAL LESSEE LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

GRAND PRIX RIGG LESSEE LLC, a Delaware limited liability company

By: Name:	/s/ Mark A. Murphy Mark A. Murphy
Title:	VP

EXHIBIT E
CONTRACTS AND LEASES

Contract
No	Counter Party	Contract Type	Entity	Property Description
27 - 1	Hess Corporation	Utility Service — Energy	Grand Prix General Lessee LLC	Doubletree Washington DC

28 - 1	Washington Gas Energy Services	Utility Service — Energy	Grand Prix General Lessee LLC	Doubletree Washington DC

	Doubletree Hotel Systems, Inc.	Amended and Restated Franchise License Agreement	Grand Prix General Lessee LLC	Doubletree Washington DC

	Promus Hotels, Inc.	Franchise License Agreement	Grand Prix General Lessee LLC	Homewood Suites San Antonio

31 - 1	Marriott International, Inc.	Marriott Franchise Agreement	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner

47 - 1	Jean Te Enterprises DBA Holiday Gifts	Gift Shop Lease	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

50 - 1	Hotel Partners, L.P. dba Homewood Suites Hotel	Assignment of Restaurant Leases	Grand Prix General Lessee LLC	Homewood Suites San Antonio

75 - 1	Marriott International, Inc.	Marriott Franchise Agreement	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

82 - 1	Marriott International, Inc.	Marriott Franchise Agreement	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

330 - 1	DMX Music	Music Service	Grand Prix General Lessee LLC	Doubletree Washington DC

334 - 1	Brickman	Landscape Interior/Exterior Maintenance	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

352 - 1	KeyLink Service Solutions, Inc.	Business Center Services Agreement	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

Contract
No	Counter Party	Contract Type	Entity	Property Description
355 - 1	Otis Elevator Company	Elevator Maintenance	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner

372 - 1	Hyattsville Nursery, Inc.	Landscape Interior/Exterior Maintenance	Grand Prix General Lessee LLC	Doubletree Washington DC

388 - 1	Greenleaf Compaction, Inc.	Waste Management	Grand Prix General Lessee LLC	Homewood Suites San Antonio

393 - 1	Granada Homes, Inc.	Parking Space Rental	Grand Prix General Lessee LLC	Homewood Suites San Antonio

445 - 1	Dunbar Armored, Inc.	Security Services	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

446 - 1	Ricoh Business Systems	Office Equipment Lease and/or Maintenance	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

449 - 1	Virginia Sprinkler Company, Inc.	Fire and Security Monitoring/Maintenance	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner - Mall

450 - 1	Simple Cleaners, LLC	Laundry/Linen Service	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

451 - 1	Ricoh Business Systems	Equipment Maintenance Agreement	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

476 - 1	Signature Metal & Marble, LLC	Cleaning Services	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner - Mall

478 - 1	U.S. Lawns of Tyson’s Corner	Landscape Interior/Exterior Maintenance	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner - Mall

504 - 1	BFPE International	Fire and Security Monitoring/Maintenance	Grand Prix General Lessee LLC	Doubletree Washington DC

505 - 1	Capital Elevator Services Inc.	Elevator Maintenance	Grand Prix General Lessee LLC	Doubletree Washington DC

518 - 1	Winco of South Texas	Cleaning Services	Grand Prix General Lessee LLC	Homewood Suites San Antonio

519 - 1	Ace Parking	Valet Parking Contract	Grand Prix General Lessee	Homewood Suites San

Contract
No	Counter Party	Contract Type	Entity	Property Description
	Management, Inc.		LLC	Antonio

520 - 1	Fire Alarm Control Systems, Inc.	Fire and Security Monitoring/Maintenance	Grand Prix General Lessee LLC	Homewood Suites San Antonio

522 - 1	F.N.G. Security and Investigations	Security Services	Grand Prix General Lessee LLC	Homewood Suites San Antonio

524 - 1 524 - 2	City Public Service Board of San Antonio	Utility Service — Energy	Grand Prix General Lessee LLC	Homewood Suites San Antonio

526 - 1	City Public Service Board of San Antonio	Utility Service — Energy	Grand Prix General Lessee LLC	Homewood Suites San Antonio

527 - 1	Fire Alarm Control Systems, Inc.	Fire and Security Monitoring/Maintenance	Grand Prix General Lessee LLC	Homewood Suites San Antonio

530 - 1	Lodgenet Entertainment Corporation	Entertainment Services - Guest TV	Grand Prix General Lessee LLC	Homewood Suites San Antonio

531 - 1	Lodgenet	Entertainment Services - Guest TV	Grand Prix General Lessee LLC	Homewood Suites San Antonio

593 - 1	Texas Wired Music, Inc.	Music Service	Grand Prix General Lessee LLC	Homewood Suites San Antonio

595 - 1	Resource Technology Management, Inc.	Internet Services Agreement	Grand Prix General Lessee LLC	Homewood Suites San Antonio

788 - 1	Marriott International, Inc.	Electronic Systems License Agreement	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

790 - 1	Marriott International, Inc.	Owner Agreement	Grand Prix RIMV Lessee, LLC	Residence Inn San Diego/Mission Valley

790 - 1	Marriott International, Inc.	Owner Agreement	KPA RIMV, LLC	Residence Inn San Diego/Mission Valley

827 - 1	Marriott International, Inc.	Electronic Systems License Agreement	Grand Prix General Lessee LLC	Residence Inn Tyson’s Corner - Mall

828 - 1	Marriott	Owner Agreement	Grand Prix General Lessee	Residence Inn Tyson’s

Contract
No	Counter Party	Contract Type	Entity	Property Description
	International, Inc.		LLC	Corner

828 - 1	Marriott International, Inc.	Owner Agreement	KPA Tysons Corner RI, LLC	Residence Inn Tyson’s Corner

867 - 1	On Command	Entertainment Services	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

868 - 1	TeleCheck	Check Protection Service Agreement	Grand Prix RIGG Lessee LLC	Residence Inn Anaheim/Garden Grove

901 - 1	Xeta Technologies	Office Equipment Lease and/or Maintenance	Grand Prix General Lessee LLC	Doubletree Washington DC

902 - 1	Xeta Technologies	Maintenance Agreement	Grand Prix General Lessee LLC	Doubletree Washington DC

903 - 1	DMX Music, Inc.	Music Service	Grand Prix General Lessee LLC	Doubletree Washington DC

922 - 1	Hilton Systems Solutions LLC	Attachment to Internet Service Agreement	Grand Prix General Lessee LLC	Doubletree Washington DC

923 - 1	Hilton Systems Solutions LLC	Internet Services Agreement	Grand Prix General Lessee LLC	Doubletree Washington DC

924 - 1	Hilton Systems Solutions LLC	Internet Services Agreement	Grand Prix General Lessee LLC	Doubletree Washington DC

963 - 1	Macke Water Systems, Inc.	Water Cooler Rental and Service	Grand Prix General Lessee LLC	Doubletree Washington DC

1008 - 1	KPA Washington DC, LLC	Ground Lease	Grand Prix General Lessee LLC	Doubletree Washington DC

1008 - 1	KPA Washington DC, LLC	Ground Lease	Innkeepers USA Limited Partnership	Doubletree Washington DC

E-4